UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): March 13, 2020

Gulf Island Fabrication, Inc.

(Exact name of registrant as specified in its charter)

Louisiana	001-34279	72-1147390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16225 Park Ten Place, Suite 300

Houston, Texas 77084

(Address of principal executive offices)(Zip Code)

(713) 714-6100

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	GIFI	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR § 240.12b-2).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)  On March 13, 2020, John “Jack” P. Laborde informed the Board of Directors (the “Board”) of Gulf Island Fabrication, Inc. (the “Company”) that he will retire as a director effective upon the expiration of his current director term in connection with the Company’s 2020 annual meeting of shareholders (the “2020 annual meeting”). The Company had previously reported that Mr. Laborde intended to step down as Chairman following the 2020 annual meeting.  The Board unanimously elected Michael A. Flick as Chairman of the Board to succeed Mr. Laborde upon the conclusion of the 2020 annual meeting.  With Mr. Laborde’s retirement and the anticipated expiration of the terms of two additional directors in connection with the 2020 annual meeting, the Board will be reduced to seven members upon conclusion of the 2020 annual meeting.

Item 8.01Other Events

On March 16, 2020, the Company issued a press release (the “Press Release”) announcing planned retirement of Chairman, further reduction in Board size and proposal to declassify Board. A copy of the Press Release is attached as Exhibit 99.1.

In addition, on March 16, 2020, Piton Capital Partners, LLC and Kokino LLC (together, “Piton”) agreed in writing, subject to approval by the Company’s shareholders of a proposal to declassify the Board at the 2020 annual meeting, to waive the requirement that Robert Averick be nominated for a three-year term, as provided for in the Amendment, dated February 25, 2020, to the Cooperation Agreement, dated November 2, 2018, by and among the Company and Piton.

Item 9.01Financial Statements and Exhibits.

(d)Exhibits.

Exhibit No.	Description
99.1*	Press Release dated March 16, 2020, announcing planned retirement of chairman, further reduction in board size and proposal to declassify board.

*Filed with this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GULF ISLAND FABRICATION, INC.

		By:	/s/ Westley S. Stockton
Westley S. Stockton
Executive Vice President, Chief Financial Officer, Secretary and Treasurer (Principal Financial Officer)
Dated:	March 16, 2020